SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 16, 2005

(date of earliest event reported)

Credit Suisse First Boston Mortgage Securities Corp.

CSFB Mortgage-Backed Pass-Through Certificates,
Series 2005-11

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-120966	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 8.01.

Other Events.

Filing of Collateral Term Sheets

Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the “Form 8-K”), Credit Suisse First Boston Mortgage Securities Corp. (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-11.

In connection with the offering of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-11, Credit Suisse First Boston LLC (“CSFB”), as underwriter of the Certificates, has prepared certain materials (the “Collateral Term Sheets”) for distribution to their potential investors.  Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheet(s).

The Collateral Term Sheet(s) are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable

(d)

Exhibits:

99.1

Collateral Term Sheet(s)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: November 16, 2005

Exhibit Index

Exhibit		Page
99.1	Collateral Term Sheet(s)	8